UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): DECEMBER 21, 2004

                               IAC/INTERACTIVECORP
               (Exact name of Registrant as specified in charter)

   DELAWARE                          0-20570                     59-2712887
(State or Other                  (Commission File              (IRS Employer
  Jurisdiction                       Number)                 Identification No.)
of Incorporation)

         152 WEST 57TH STREET, NEW YORK, NY                    10019
        (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (212) 314-7300


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |X| Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      ITEM 8.01  OTHER EVENTS.

      On December 21, 2004, IAC/Interactive ("IAC") announced that its Board of Directors has approved a spin-off plan to separate IAC into two publicly traded companies: (1) Expedia and (2) IAC.

      The transaction is subject to a number of conditions including final approval by IAC's Board of Directors of transaction specifics, receipt of a tax opinion of counsel and the filing and effectiveness of registration statements with the Securities and Exchange Commission. In addition, it is expected that IAC stockholder approval will be required. The proposed spin-off is expected to be completed in the second quarter of 2005.

      Attached hereto as exhibit 99.1 and incorporated by reference herein is a copy of the press release issued today.

      Attached hereto as Exhibit 99.2 and incorporated by reference herein is a copy of a letter to IAC's shareholders.

      Attached hereto as Exhibit 99.3 and incorporated by reference herein is a copy of an Employee Questions and Answers sheet.

      Attached hereto as Exhibit 99.4 and incorporated by reference herein is a copy of an email to employees from Barry Diller.

      Attached hereto as Exhibit 99.5 and incorporated by reference herein is a copy of an email to employees from Dara Khosrowshahi.

      The information in the attached documents refers to certain non-GAAP measures. The text beneath the heading "IAC'S PRINCIPLES OF FINANCIAL REPORTING," as set forth in IAC's current report on Form 8-K, filed with the Commission on November 3, 2004, is incorporated by reference herein.

      ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      Exhibit 99.1 - Press Release, dated December 21, 2004, issued by IAC.
      Exhibit 99.2 - Letter to Shareholders, dated December 21, 2004, issued by
                     IAC.
      Exhibit 99.3 - Employee Questions and Answers, dated December 21, 2004, issued by IAC.
      Exhibit 99.4 - Email to Employees from Barry Diller, dated December 21,
                     2004.
      Exhibit 99.5 - Email to Employees from Dara Khosrowshahi, dated December
                     21, 2004.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          IAC/INTERACTIVECORP


                                          By:/s/ Gregory R. Blatt
                                             -----------------------------------
                                             Name:  Gregory R. Blatt
                                             Title: Senior Vice President and
                                                    General Counsel


Date:  December 21, 2004





                                  EXHIBIT INDEX


      Exhibit 99.1 - Press Release, dated December 21, 2004, issued by IAC.
      Exhibit 99.2 - Letter to Shareholders, dated December 21, 2004, issued by IAC.
      Exhibit 99.3 - Employee Questions and Answers, dated December 21, 2004, issued by IAC.
      Exhibit 99.4 - Email to Employees from Barry Diller, dated December 21,
                     2004.
      Exhibit 99.5 - Email to Employees from Dara Khosrowshahi, dated December
                     21, 2004.